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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                             __________________


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


                              February 15, 2001
              Date of Report (Date of Earliest Event Reported)


 GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Home Equity
   Loan Trust, Series 2000-1, Class A-2 Variable Rate Asset-Backed Notes)


                     GREENPOINT MORTGAGE SECURITIES INC.
                     -----------------------------------
           (Exact Name of Registrant as Specified in Its Charter)



     Delaware                     333-95349                    68-0397342
     --------                     ---------                    ----------
  (State or Other              (Commission File             (I.R.S. Employer
    Jurisdiction                    Number)                Identification No.)
  of Incorporation)

         700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
         ----------------------------------------------------------
                  (Address of Principal Executive Offices)


                               (415) 461-6790
                               --------------
            (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
        (Former Name or Former Address, if Changed Since Last Report)
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                  INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events
          ------------

          GreenPoint Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Notes, Series 2000-1, Class A-2 Variable Rate Asset-Backed Notes (the "Series 2000-1 Notes").

          The following exhibit which relates specifically to the Series 2000-1 Notes is included with this Current Report:

Item 7(c).  Exhibits
            --------

          10.1      Monthly Payment Date Statement distributed to
                    holders of Series 2000-1 Notes dated February 15, 2001.
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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 28, 2001


                                    GREENPOINT MORTGAGE
                                    SECURITIES INC.



                                    By:      /s/ Peter Hill
                                        ------------------------------------
                                        Peter Hill
                                        Senior Vice President and Controller
                                        (Principal Financial Officer and
                                        Principal Accounting Officer)
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                                EXHIBIT INDEX


Exhibit Number                                                  Page Number
--------------                                                  -----------

10.1   Monthly Payment Date Statement distributed to holders
       of Series 2000-1 Notes dated February 15, 2001............     5